UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  May 20, 2009
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                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                       	333-68570             42-1523809
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(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


1701 38th Ave W, Spencer, Iowa 51301
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(Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191
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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Accountant.

         (i) On May 20, 2009, the Board of Directors of Cycle Country Accessories Corp. (the "Company") unanimously dismissed Henjes, Conner & Williams, P.C. ("Henjes") as the Company's independent accountant.

         (ii) The reports of Henjes regarding the Company's financial statements for the fiscal years ended September 30, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) In connection with Henjes's audits of the Company for the fiscal years ended September 30, 2008 and 2007, and during the period from September 20, 2008 through May 20, 2009 there were no disagreements with Henjes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Henjes, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company has requested that Henjes furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated May 27, 2009, is filed as Exhibit 16 to this Form 8-K.

(b) Engagement of Independent Accountant.

         (i) On May 20, 2009, the Board of Directors of the Company engaged Boulay, Heutmaker, Zibell & Co. P.L.L.P ("Boulay") as its independent accountant.

         (ii) During the fiscal years ended September 30, 2008 and 2007, and during the subsequent interim period prior to such engagement, the Company did not consult Boulay regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Boulay on the Company's financial statements, and Boulay did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.


ITEM  9.  FINANCIAL  STATEMENTS AND EXHIBITS.


     (d)     Exhibits.

16.1	Letter from Henjes, Conner & Williams, P.C. dated May 27, 2009.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   May 27, 2009
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                                             By: /s/ Jeffrey M. Tetzlaff
                                    		--------------------------
                                     		Jeffrey M. Tetzlaff
                                     		Principal Executive Officer,
                                     		President and Director